UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 30, 2006

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

On October 30, 2006, Taubman Centers, Inc. (the “Company”) issued a press release announcing that it is seeking a final decision in the Supreme Court of the State of New York (Suffolk County) on the Company’s land use plan to build a mall in Syosset, Long Island, New York. The Company also announced that Barneys will join Neiman Marcus and Nordstrom to anchor the project. A copy of the press release is attached as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit	Description

99	Press Release, dated October 30, 2006, entitled “Taubman Returns to the Courtroom Enforcing its Right to Build The Mall at Oyster Bay.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2006	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release, dated October 30, 2006, entitled “Taubman Returns to the Courtroom Enforcing its Right to Build The Mall at Oyster Bay.”